                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  January 16, 2007

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

        CALIFORNIA                    0-51027                   33-0459135
        ----------                    -------                   ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of January 12, 2007, the registrant, Consumer Portfolio Services, Inc. ("CPS"), its wholly owned subsidiary Page Three Funding LLC ("Borrower") and Bear, Stearns & Co. Inc. ("Senior Lender") amended and restated certain agreements governing a $200 million revolving warehouse credit facility, and entered into additional related agreements. Under this facility, CPS sells eligible receivables to the Borrower, which in turn pledges the receivables as collateral for borrowings from Senior Lender, represented by a variable funding note (the "Class A Note").

The material terms of the amendments and the additional agreements are these:
(i) the Borrower has issued subordinated variable funding notes, Class B (the "Class B Notes") payable to The Patriot Group, LLC and Waterfall Eden Fund, LP,
(ii) the Borrower may borrow up to an additional amount of $25 million in the aggregate on a revolving basis, represented by the Class B Notes, (iii) the Class B Notes are secured by a subordinated security interest in the receivables sold to the Borrower, (vi) the Class B Notes bear interest at the rate of 30-day LIBOR plus 5.50% per annum, (v) the maximum advance rate under the credit facility has increased to 93% of the aggregate principal amount of the pledged receivables, comprising 83% to the Senior Lender, and 10% to the additional lenders, and (vi) the indebtedness represented by the Class A Note and Class B Notes is due not later than 364 days after it is incurred.

CPS disclaims any implication that the agreements so amended are other than agreements entered into in the ordinary course of CPS's business.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to item 1.01 is incorporated herein by reference. The Borrower first incurred indebtedness under this facility in the amount of $6.25 million on January 16, 2007. The Borrower intends to incur additional indebtedness from time to time under this facility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report. The following exhibit is filed with this report:

ITEM 99.1 News Release dated January 16, 2007 re $25 million warehouse credit subordinated note facility.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CONSUMER PORTFOLIO SERVICES, INC.

Dated: January 17, 2007             By: /s/ ROBERT E. RIEDL
                                        ----------------------------------
                                        Robert E. Riedl
                                        Sr. Vice President


                                       3